UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):              July 2, 2007

ThermoEnergy Corporation
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

33-46104-FW	71-00659511
(Commission File Number)	(IRS Employer Identification No.)

124 West Capitol Avenue, Suite 880, Little Rock, Arkansas	72201
(Address of principal executive offices)	(Zip Code)

(501) 376-6477
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 -- Entry into a Material Definitive Agreement.

On July 2, 2007, we entered into an Agreement for the Purchase and Sale of Securities with CASTion Corporation, a Massachusetts corporation (“CASTion”), and the six investment funds identified in Item 2.01 below (the “Funds”), pursuant to which we have acquired, from certain of the Funds, shares of the preferred stock of CASTion representing, in the aggregate, 90.31% of the total issued and outstanding shares of CASTion’s common stock on an as-converted basis and, from certain of the Funds, $2,000,000 face amount of promissory notes and other debt obligations of CASTion (the “CASTion Debt”). Following closing, we cancelled the CASTion Debt.

Under the Agreement for the Purchase and Sale of Securities, on July 2, 2007 we paid to the Funds the following consideration: (i) $2,000,000 in cash, (ii) an aggregate of 4,394,338 shares of our common stock, (iii) Convertible Promissory Notes in the aggregate principal amount of $3,353,126.62 (the “Notes”), and (iv) six-year Common Stock Purchase Warrants for the purchase of an aggregate of 4,232,425 shares of our common stock at an exercise price of $0.50 per share (the “Warrants”). The Notes are due May 31, 2010 and bear interest at the rate of 6.5% per annum; if the Notes remain outstanding after November 30, 2008, the interest rate will be increased to 10%. Interest on the Notes is payable semi-annually, and we will have the option of deferring interest payments and rolling the deferred amount into the principal amount of the Notes. We have agreed that 23.125% of the amount by which funds raised by us in private placements of equity or convertible debt, net of expenses, exceed $3,000,000 will be applied toward prepayment of the Notes; if such proceeds have not been so applied within 30 days after the closing of such a financing, the interest rate on the Notes will be increased to 10%. The outstanding principal and accrued interest on the Notes are convertible, at any time at the election of the holders, into shares of our common stock at the rate of $0.50 per share. The Warrants and the Notes contain conventional weighted-average anti-dilution provisions for the adjustment of the exercise price of the Warrants and the conversion price of the Notes in the event we issue additional shares of our common stock (or securities convertible into common stock) at a price per share less than the then-effective exercise price or conversion price. The Warrants include conventional provisions permitting “cashless” exercise. The Warrants also include a provision permitting us to accelerate their expiration date if, at any time after July 2. 2009, the market price for our common stock equals or exceeds 200% of the market price on July 2. 2007 ($1.39 per share) for a period of thirty consecutive trading days.

We have agreed to maintain the separate corporate existence of CASTion, and to operate it as a separate division, until the Notes have been paid in full. We have granted to the Note holders a security interest in the shares of CASTion as collateral security for payment and performance of our obligations under the Notes.

In connection with the Agreement for the Purchase and Sale of Securities, on July 2, 2007 we made cash payments in the aggregate amount of $150,000 to three officers and employees of CASTion and issued to three other officers and employees of CASTion an aggregate of 175,000 shares of our common stock. On July 2, 2007, we also issued to Jeffrey L. Powell, the President and CEO of CASTion, a six-year Common Stock Purchase Warrant (in form similar to the Warrants issued to the Funds but without provision for acceleration of the expiration date) for the purchase of 300,000 shares of our common stock at an exercise price of $0.50 per share. On July 2, 2007, we entered into a Bonus Agreement which provides for the payment to Mr. Powell and five other officers and employees of CASTion of bonuses in the aggregate amount of $300,000. Such bonuses are payable upon a change of control of our company. We have also agreed that 1.875% of the amount by which the amounts raised by us in private placements of equity or convertible debt, net of expenses, exceed $3,000,000 will be applied toward prepayment of the amounts due under the Bonus Agreement.

Also in connection with the Agreement for the Purchase and Sale of Securities, on July 2, 2007 we issued to Farley & Associates, Inc., an affiliate of two of the Funds, 18,750 shares of our common stock and a six-year Common Stock Purchase Warrant (in form identical to the Warrants issued to the Funds) for the purchase of 37,500 shares of our common stock at an exercise price of $0.50 per share.

In the Agreement for the Purchase and Sale of Securities, we agreed to include in any registration statement that we may file under the Securities Exchange Act of 1934 (with certain specified exceptions) (i) the shares of our common stock issued to the Funds, (ii) the shares of our common stock issuable to the Funds upon conversion of Notes or exercise of Warrants, (iii) the shares of our common stock issued to the officers and employees of CASTion and to Farley & Associates, Inc. in connection with the Agreement for the Purchase and Sale of Securities and (iv) the shares of our common stock issuable to the officers and employees of CASTion and to Farley & Associates, Inc. upon exercise of Warrants.

In connection with the transactions contemplated by the Agreement for the Purchase and Sale of Securities, on July 2, 2007 we entered into an Employment Agreement with Jeffrey L. Powell, the President and CEO of CASTion. Mr. Powell’s Employment Agreement provides for his continued employment as President and CEO of CASTion and, if and when appointed or elected, as an officer or director of our company. The Employment Agreement provides for base annual compensation of $200,000, with a bonus opportunity (to be determined by a formula to be established by the Compensation Committee of our Board of Directors) of up to 100% of Mr. Powell’s base compensation. The Employment Agreement includes a covenant by Mr. Powell not to compete against us for a period of one year following termination of his employment. The Employment Agreement has an initial term of three years, and is automatically extended each month for an additional term of one month. In the event of a change of control of our company or if Mr. Powell’s employment is terminated by us without cause, he will be entitled to a severance payment equal to his base salary for the remaining term of the Employment Agreement.

The form of the Convertible Promissory Notes issued pursuant to Agreement for the Purchase and Sale of Securities, the form of the Common Stock Purchase Warrants issued pursuant to the Agreement for the Purchase and Sale of Securities, the Common Stock Purchase Warrant issued to Mr. Powell, the Agreement for the Purchase and Sale of Securities, the Bonus Agreement, the Employment Agreement with Mr. Powell and the Stock Pledge Agreement are filed herewith as Exhibits 4.1, 4.2, 4.3, 10.1, 10.2, 10.3 and 10.4, respectively, and the foregoing descriptions of those agreements are qualified in their entirety by reference to such Exhibits.

Item 2.01 -- Completion of Acquisition or Disposition of Assets.

Pursuant to the Agreement for the Purchase and Sale of Securities described in Item 1.01 above, on July 2, 2007 we acquired from the investment funds identified below (the “Funds’) the number of shares of the preferred stock of CASTion (the “CASTion Shares”) set forth, and for the consideration set forth, opposite the names of such Funds below:

Name and Address of Seller	Class and Number of Shares	Principal Amount of (and interest on) Notes	Cash Payment	Number of ThermoEnergy Shares	Number of Warrants	Principal Amount of Convertible Notes
BancBoston Ventures Inc.	C-2: 3,093.52	$0.00	$0.00	34,450	35,969	$29,010.17
BCLF Ventures I, LLC	C-1: 33,654.00 C-2: 21,623.81	$715,486	$620,683.49	723,273	619,898	$479,808.35

Essex Regional Retirement Board	C-2: 1546.81	$0.00	$0.00	17,225	17,985	$14,505.56
Massachusetts Technology Development Corporation	C-1: 56,090.00 C-2: 45,475.21	$703,140	$603,480.42	1,183,523	1,091,034	$879,961.77
Spencer Trask Specialty Group, LLC	C-2: 115,207.49 C-3: 125,000 C-4: 116,808.00	484,248	$415,613.09	2,410,867	2,417,539	$1,949,840.7
Spencer Trask Private Equity Accredited Fund III, LLC	N/A	210,223	$210,223.00	25,000	50,000	$0.00

The CASTion Shares represent, in the aggregate, 90.31% of the total issued and outstanding shares of CASTion’s common stock on an as-converted basis. Simultaneously we acquired from certain of the Funds, and cancelled, $2,000,000 face amount of promissory notes and other debt obligations of CASTion (the “CASTion Debt”). The aggregate consideration paid to the Funds for the acquisition of the CASTion Shares and the CASTion Debt consisted of (i) $2,000,000 in cash, (ii) an aggregate of 4,394,338 shares of our common stock, (iii) Convertible Promissory Notes in the aggregate principal amount of $3,353,126.62 (the “Notes”), and (iv) six-year Common Stock Purchase Warrants for the purchase of an aggregate of 4,232,425 shares of our common stock at an exercise price of $0.50 per share (the “Warrants”). The material terms of the Notes and Warrants are described in Item 1.01 above. The Warrants may be exercised at any time on or before May 31, 2013 (subject to our right to accelerate the expiration date under certain circumstances described in Item 1.01 above) and permit the holders thereof to purchase an aggregate of 4,232,425 shares of our common stock at an exercise price of $0.50 per share.

Item 3.02 -- Unregistered Sales of Equity Securities.

Pursuant to the Agreement for the Purchase and Sale of Securities described in Item 1.01 above, on July 2, 2007 we issued to certain of the Funds identified in Item 2.01 above the number of shares of our common stock set forth in Item 2.01 opposite the names of such Funds under the heading “Number of ThermoEnergy Shares.” The aggregate number of shares of our common stock issued to the Funds was 4,394,338. Also pursuant to the Agreement for the Purchase and Sale of Securities, on July 2, 2007 we issued to the Funds certain derivative securities convertible into, or exercisable for the purchase of, shares of our common stock, namely (i) Notes in the aggregate principal amount of $3,353,126.62 and (i) Warrants for the purchase of an aggregate of 4,232,425 shares of our common stock. The Notes are due May 31, 2010 and bear interest at the rate of 6.5% per annum (subject to adjustment to 10% upon the occurrence of certain events described in Item 1.01 above); the outstanding principal and accrued interest on the Notes are convertible, at any time at the election of the holders, into shares of our common stock at the rate of $0.50 per share. The Warrants expire on May 31, 2013 (subject to our right to accelerate the expiration date under certain circumstances described in Item 1.01 above). The Warrants entitle the holders thereof to purchase shares of our common stock at a price of $0.50 per share, with conventional provisions for “cashless” exercise. The Warrants and the Notes contain conventional weighted-average anti-dilution provisions for the adjustment of the exercise price of the Warrants and the conversion price of the Notes in the event we issue additional shares of our common stock (or securities convertible into common stock) at a price per share less than the then-effective exercise price or conversion price.

The shares of our common stock and the Notes and Warrants were issued to the Funds in partial consideration for the CASTion Shares and the CASTion Debt acquired by us pursuant to the Agreement for the Purchase and Sale of Securities. In the Agreement for the Purchase and Sale of Securities, each of the Funds represented to us that it is an “accredited investor” (as such term is defined in Rule 501 of Regulation D promulgated under the Securities Act of 1933) and that it was acquiring the shares of our common stock for its own account, for investment purposes, and without a view toward distribution or resale of such shares. The shares of our common stock and the Notes and Warrants were issued to the Funds in a transaction not involving a public offering and without registration under the Securities Act of 1933 in reliance on the exemption from registration provided by Section 4(2) of such Act.

In connection with the Agreement for the Purchase and Sale of Securities, on July 2, 2007 we issued to the following officers and employees of CASTion an aggregate of 175,000 shares of our common stock in the amounts set forth opposite their names below:

Name of Employee	Number of ThermoEnergy Shares
Stephen H. Brown	75,000
Mark M. Simon	50,000
Philip M. Kemp	50,000

The shares were issued to these officers and employees as compensation related to their employment, and we received no cash consideration for their issuance. On July 2, 2007, we also issued to Jeffrey L. Powell, the President and CEO of CASTion, a six-year Common Stock Purchase Warrant (in form similar to the Warrants issued to the Funds but without provision for acceleration of the expiration date) for the purchase of 300,000 shares of our common stock at an exercise price of $0.50 per share. Also on July 2, 2007 we issued to Farley & Associates, Inc., an affiliate of two of the Funds, 18,750 shares of our common stock and a six-year Common Stock Purchase Warrant (in form identical to the Warrants issued to the Funds) for the purchase of 37,500 shares of our common stock at an exercise price of $0.50 per share. We received no cash consideration for the issuance of the Warrant to Mr. Powell or the issuance of the shares and the Warrant to Farley & Associates

The shares of our common stock issued to Messrs Brown, Simon and Kemp and to Farley & Associates, and the Warrants issued to Mr. Powell and to Farley & Associates, were issued in transactions not involving a public offering and without registration under the Securities Act of 1933 in reliance on the exemption from registration provided by Section 4(2) of such Act.

On June 21, 2007, we issued and sold 1,000,000 shares of our common stock to The Focus Fund at a price of $0.75 per share in cash. In connection with such issuance, on June 21, 2007, we also issued to The Focus Fund a Common Stock Purchase Warrant entitling The Focus Fund to purchase up to 500,000 additional shares of our common stock, at any time on or before June 22, 2010, at a price per share equal to the volume-weighted average price per share of our common stock for the 365 day period immediately preceding the date of exercise (subject to a minimum exercise price of $0.75 per share and a maximum exercise price of $1.50 per share). The Warrant includes a provision permitting us to accelerate its expiration date if at any time the market price for our common stock equals or exceeds 125% of the minimum exercise price of $0.75 per share for a period of thirty consecutive trading days. At June 1, 2007, The Focus Fund was the beneficial owner of 1,798,095 shares of our common stock, representing approximately 7.3% of our issued and outstanding common stock on such date.

On June 27, 2007, we issued and sold 3,000,000 shares of our common stock to Robert S. Trump at a price of $0.75 per share in cash. In connection with such issuance, on June 27, 2007, we also issued to Mr. Trump a Common Stock Purchase Warrant entitling him to purchase up to 1,500,000 additional shares of our common stock, at any time on or before June 28, 2010, at a price per share equal to the volume-weighted average price per share of our common stock for the 365 day period immediately preceding the date of exercise (subject to a minimum exercise price of $0.75 per share and a maximum exercise price of $1.50 per share). The Warrant includes a provision permitting us to accelerate its expiration date if at any time the market price for our common stock equals or exceeds 125% of the minimum exercise price of $0.75 per share for a period of thirty consecutive trading days. At June 1, 2007, Mr. Trump was the beneficial owner of 4,534,560 shares of our common stock, representing approximately 22.7% of our issued and outstanding common stock on such date.

The issuance of the shares of our common stock and the Common Stock Purchase Warrants to The Focus Fund and to Mr. Trump were made in transactions not involving a public offering and without registration under the Securities Act of 1933 in reliance on the exemption from registration provided by Section 4(2) of such Act. We have not undertaken any obligation to register any of the shares of our common stock issued or issuable to The Focus Fund or to Mr. Trump. No broker was involved in either issuance and no fee was paid to any person or entity in connection with either transaction.

The form of the Common Stock Purchase Warrants issued to The Focus Fund and to Mr. Trump is filed herewith as Exhibit 10.5 and the foregoing descriptions of those Warrants are qualified in their entirety by reference to such Exhibit.

Item 9.01	Financial Statements and Exhibits

(a) Financial statements of businesses acquired.

We will file an amendment to this Current Report on Form 8-K to include the financial statements of CASTion required by Rule 3-05(b) of Regulation S-X within 71 days after the date on which this Form 8-K was required to be filed.

(b) Pro forma financial information.

We will file an amendment to this Current Report on Form 8-K to include the financial statements of CASTion required by Article 11 of Regulation S-X within 71 days after the date on which this Form 8-K was required to be filed.

(c)	Exhibits.

Exhibit No.	Description

4.1
Form of Convertible Promissory Notes issued pursuant to the Agreement for the Purchase and Sale of Securities dated as of July 2, 2007 among ThermoEnergy Corporation, CASTion Corporation, and the Sellers named therein

4.2
Form of Common Stock Purchase Warrants issued pursuant to the Agreement for the Purchase and Sale of Securities dated as of July 2, 2007 among ThermoEnergy Corporation, CASTion Corporation, and the Sellers named therein

4.3	Common Stock Purchase Warrant issued to Jeffrey L. Powell *
10.1	Agreement for the Purchase and Sale of Securities dated as of July 2, 2007 among ThermoEnergy Corporation, CASTion Corporation, and the Sellers named therein
10.2	Bonus Agreement dated July 2, 2007 among ThermoEnergy Corporation, CASTion Corporation and Donald F. Farley, as agent for certain employees of CASTion Corporation identified therein *
10.3	Employment Agreement of Jeffrey L. Powell *
10.4
Stock Pledge Agreement dated July 2, 2007 by ThermoEnergy Corporation in favor of Spencer Trask Specialty Group, LLC (in its capacity as agent for itself and for other Secured Parties who become parties thereto

10.5	Form of Common Stock Purchase Warrants issued to The Focus Fund and Robert S. Trump.

* May be deemed to be a compensatory plan or arrangement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 9, 2007

THERMOENERGY CORPORATION
(Registrant)

	By:	/s/ Andrew T. Melton
	Name:	Andrew T. Melton
	Title:	Executive Vice President and Chief
Financial Officer